SECURITIES AND EXCHANGE COMMISSION
                          	Washington, D.C.  20549

                                 	FORM 8-K

                              	CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              	March 31, 1998

                           	ROYAL OAK MINES INC.
	      ------------------------------------------------------
      	(Exact name of registrant as specified in its charter)

                      	Commission File Number 1-4350

ONTARIO, CANADA        		                		98-0160821
-------------------------------            -------------------------------
(State or other jurisdiction of 		       		(I.R.S. Employer Identification
incorporation or organization)	         			No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                   		98033
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(Address of principal executive offices)			(Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number, including
area code

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Item 5.   Other Events

On March 31, 1998, the Registrant issued the press release set forth as Exhibit 99.1 hereto, which press release is hereby incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

	(C) Exhibits

99.1 Royal Oak Mines Inc. press release, dated March
     31, 1998.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ROYAL OAK MINES INC.


Date:	March 31, 1998		             	By: /s/ James H. Wood
                                    -----------------------
 	                                  James H. Wood
                                    Chief Financial Officer